COLLABORATIVE AGREEMENT WITH EPIC PHARMA LLC	12 Months Ended
Mar. 31, 2016
Collaborative Arrangement [Abstract]
Collaborative Arrangement Disclosure [Text Block]
NOTE 23 -	COLLABORATIVE AGREEMENT WITH EPIC PHARMA LLC

On June 4, 2015, the Company entered into the 2015 Epic License Agreement, which provides for the exclusive right to market, sell and distribute, by Epic Pharma LLC (“Epic”) of SequestOx™, an abuse deterrent opioid which employs the Company’s proprietary pharmacological abuse-deterrent technology. Epic will be responsible for payment of product development and pharmacovigilance costs, sales and marketing of SequestOx™, and Elite will be responsible for the manufacture of the product. Under the 2015 Epic License Agreement, Epic will pay Elite non-refundable payments totaling $15 million, with such amount representing the cost of an exclusive license to ELI-200, the cost of developing the product and certain filings and a royalty based on an amount equal to 50% of profits derived from net product sales as defined in the 2015 Epic License Agreement. The initial term of the exclusive right to product development sales and distribution is five years (“Epic Exclusivity Period”); the license is renewable upon mutual agreement at the end of the initial term.

In June 2015, Elite received non-refundable payments totaling $5 million from Epic for the exclusive right to product development sales and distribution of SequestOx™ pursuant to the Epic Collaborative Agreement, under which it agreed to not permit marketing or selling of SequestOx™ within the United States of America to any other party. Such exclusive rights are considered a significant deliverable element of the Epic Collaborative Agreement pursuant to ASC 605-25, Revenue Recognition – Multiple Element Arrangements. These nonrefundable payments represent consideration for certain exclusive rights to ELI-200 and will be recognized ratably over the Epic Exclusivity Period.

In addition, in January 2016, a New Drug Application (“NDA”) for SequestOx™ was filed, thereby earning the Company a non-refundable $2.5 million milestone, pursuant to the 2015 Epic License Agreement. The filing of this NDA represents a significant deliverable element as defined within the Epic Collaborative pursuant to ASC 605-25, Revenue Recognition – Multiple Element Arrangements. Accordingly, the Company has recognized the $2.5 million milestone, which was paid by Epic and related to this deliverable as income during the year ended March 31, 2016.

In total, during Fiscal 2016, the Company received payments totaling $7.5 million pursuant to the 2015 Epic License Agreement, with all amounts being non-refundable. An additional $7.5 million is due upon approval by the FDA of the NDA filed for SequestOx™, and license fees based on commercial sales of SequestOx™. Revenues relating to these additional amounts due under the 2015 Epic License Agreement will be recognized as the defined elements are completed and collectability is reasonably assured.